                           EXECUTIVE SUBSCRIPTION AGREEMENT


          This EXECUTIVE SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of September 30, 1998, is by and between Fannie May Holdings, Inc., a Delaware corporation (the "Company"), and Ted A. Shepherd, the President and Chief Operating Officer of the Company (the "Executive").

                                       RECITALS

          WHEREAS, all of the holders of the Company's common stock are parties to that certain Shareholders Agreement dated as of October 30, 1991 and amended by the First Amendment thereto dated as of July 2, 1997 (as may be further amended, modified or supplemented from time to time in accordance with the terms thereof, the "Shareholders Agreement");

          WHEREAS, in accordance with the Shareholders Agreement and other agreements to which the Company is party, the Board of Directors of the Company has adopted the 1998 Stock Bonus Plan that allows the Board of Directors to authorize the issuance of up to 33 shares in aggregate of the Company's Class A Common Stock, $0.01 par value per share (the "Class A Common Stock"), to certain management employees of the Company; and

          WHEREAS, pursuant to the 1998 Stock Bonus Plan, the Board of Directors of the Company has authorized the grant to the Executive of the right to subscribe for and acquire from the Company 19.75 shares (the "Shares") of Class A Common Stock in exchange for the Executive's transfer to the Company of all of his rights, title and interest in 19.75 stock appreciation rights in the Company (the "SARs") on the terms and conditions set forth herein;

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

          1.   SUBSCRIPTION FOR AND ACQUISITION OF SHARES.

          1.1. ACQUISITION OF SHARES; TERMINATION OF SAR AGREEMENTS. (a) Upon the terms and subject to the conditions set forth in this Agreement, the Executive hereby subscribes for and agrees to acquire, and the Company hereby agrees to issue to the Executive, the Shares. The Executive shall receive the Shares in exchange for the transfer to the Company of all his right, title and interest in the SARs. Upon the Executive's transfer of the SARs to the Company, each Stock Appreciation Rights Agreement between the Company and the Executive shall be deemed terminated and of no further force or effect.

               (b) The Executive acknowledges to the Company that he understands and agrees, as follows:

     (i) THE SHARES HAVE NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS;

     (ii)   THE SHARES ARE A HIGHLY SPECULATIVE AND RISKY INVESTMENT;

     (iii) THERE IS NO PUBLIC OR OTHER MARKET FOR THE SHARES NOR IS ANY LIKELY TO DEVELOP; AND

     (iv) THE EXECUTIVE MAY AND CAN AFFORD TO LOSE HIS ENTIRE INVESTMENT AND THAT HE UNDERSTANDS HE MAY HAVE TO HOLD THIS INVESTMENT INDEFINITELY.

               (c) Each certificate evidencing the Shares being issued pursuant to this Agreement shall bear legends reflecting (i) this Agreement's existence and (ii) the fact that the Shares have not been registered under Federal or state securities laws and are subject to the limitations on transfer set forth herein. The Executive acknowledges that the effect of these legends, among other things, is or may be to significantly limit or diminish the value of the Shares for purposes of sale or for use as loan collateral. The Executive consents to the notation of "stop transfer" instructions against the Shares being acquired hereunder.

          1.2. DOCUMENT ACCESS. The Company has afforded the Executive and his advisors, if any, the opportunity to discuss an investment in the Shares and to ask questions of representatives of the Company concerning the terms and conditions of the acquisition of the Shares, and such representatives have provided answers to all such questions concerning the acquisition of the Shares. The Executive has consulted his own financial, tax, accounting and legal advisors, if any, as to the Executive's investment in the Shares and the consequences thereof and risks associated therewith. The Executive and his advisors, if any, have examined or have had the opportunity to examine before the date hereof all documents and other information that the Executive deems to be material to an understanding of the business, operations and financial condition of the Company and the investment in the Shares contemplated hereby.

          1.3. REPRESENTATIONS AND WARRANTIES OF THE EXECUTIVE. The Executive represents, warrants and covenants to the Company as follows:

               (a) the Executive has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder and this Agreement has been duly executed and delivered by the Executive and is valid, binding and enforceable against the Executive in accordance with its terms;

               (b) none of the execution, delivery or performance of this Agreement by the Executive will result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the Executive is a party or by which the Executive is bound;

               (c) the Executive owns all of the SARs free and clear of all liens, claims, charges, restrictions, equities or encumbrances of any kind (other than those in favor of the Company); and

               (d) the Executive will complete, execute and file a form of election with respect to the Shares under Section 83(b) of the Internal Revenue Code of 1986, as amended, with the Internal Revenue Service not later than thirty (30) days after the date hereof.

          1.4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Executive as follows:

               (a) the Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full power to enter into this Agreement and to perform its obligations hereunder;

               (b) the Company has duly and validly executed and delivered this Agreement, and this Agreement is valid, binding and enforceable against the Company in accordance with its terms;

               (c) the execution, delivery and performance of this Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree of any court, administrative agency or other governmental authority applicable to it;

               (d) prior to the issuance of the Shares, the authorized capital stock of the Company consists of (i) 2,000 shares of Class A Common Stock, $0.01 par value, of which 695.263 shares are issued and outstanding, (ii) 2,000 shares of Class B Common Stock, $0.01 par value, none of which are issued and outstanding, (iii) 1,000 shares of Class C Common Stock, $0.01 par value, of which 294.737 shares are issued and outstanding, (iv) 1,000 shares of Class D Common Stock, $0.01 par value, of which 10 shares are issued and outstanding,
(v) 1,500 shares of 5% Senior Preferred Stock, no par value, of which 1,155.043795 shares are issued and outstanding, (vi) 625 shares of 8% Junior A PIK Preferred Stock, no par value, of which 444.5048 shares are issued and outstanding, and (vii) 62 shares of 8% Junior B PIK Preferred Stock, no par value, of which 44.4504 shares are issued and outstanding; and

               (e) the authorized capital stock of Archibald Candy Corporation consists of 25,000 shares of common stock, $0.01 par value, 19,200 shares of which are issued and outstanding and all of which are owned by the Company.

          2.   INVESTMENT REPRESENTATIONS OF THE EXECUTIVE.

          2.1. INVESTMENT INTENTION. The Executive hereby represents and warrants to the Company that the Executive is acquiring the Shares for investment solely for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.

          2.2. LEGEND. Each certificate representing Shares shall bear substantially the following legend:

          "THIS CERTIFICATE IS SUBJECT TO, AND IS TRANSFERABLE ONLY UPON COMPLIANCE WITH, THE PROVISIONS OF AN EXECUTIVE SUBSCRIPTION AGREEMENT, DATED SEPTEMBER 30, 1998, BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THE CLASS A COMMON STOCK REPRESENTED BY THIS CERTIFICATE (THE "SUBSCRIPTION AGREEMENT"). THE SUBSCRIPTION AGREEMENT GRANTS CERTAIN PURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNEES) UPON TERMINATION OF SUCH HOLDER'S SERVICE WITH THE COMPANY. A COPY OF THE ABOVE REFERENCED AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT OR THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN A SHAREHOLDERS AGREEMENT DATED AS OF OCTOBER 30, 1991, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY."

          2.3. RISK FACTORS.

               (a) The Executive acknowledges that he knows and understands that it is unlikely the Company will pay dividends on the Shares; there is no legal requirement or promise made by the Company to declare or pay such dividends and such dividends may not in any event be paid if such payment would violate any term of any agreement binding on the Company. The ability of the Company to make any dividend or other payments or distributions in respect of the Shares may be restricted by future agreements or instruments binding on the Company. If the Executive ceases to be an employee of the Company, the Shares may be subject to certain rights of the Company to redeem or purchase such Shares under this Agreement.

               (b) The Executive acknowledges that any financial projections or forecasts with respect to the Company are subject to many assumptions and factors beyond the Company's control, and that there are no assurances that these projections or forecasts will be realized.

               (c) The Executive acknowledges that he knows and understands that his acquisition of the Shares is a speculative investment which involves a high risk of loss and that on and after the date hereof there will be no public market for the Shares, and that such a public market may never develop.

               (d) The Executive understands that Jordan Industries, Inc. ("Jordan Industries") and its affiliates own a significant percentage of the outstanding capital stock of the Company and may have sufficient voting power to exercise control over the business, policies and affairs of the Company. The Company has entered, and from time to time may enter, into various agreements and arrangements with Jordan Industries and its affiliates in exchange for the provision of services to the Company or to provide financing to the Company. Further, the Executive acknowledges that Jordan Industries and its affiliates, including The Jordan Company ("Jordan"), are engaged in the business of investing in, acquiring and/or managing businesses for their own accounts, the accounts of their affiliates and associates and for the account of unaffiliated third parties. No aspect or element of such activities shall be deemed to be engaged in for the benefit of the Company or its subsidiaries nor to constitute a conflict of interest. Jordan Industries and its affiliates shall have no obligation to present any investment or business opportunities to the attention of the Company or its subsidiaries or stockholders and the Executive hereby waives any claim he may have against Jordan Industries or its affiliates for the failure of Jordan Industries or its affiliates to present any such opportunity to the Company, its subsidiaries or stockholders or to pursue such opportunity for the benefit of such parties.

          2.4. SECURITIES LAW MATTERS. (a) The Executive represents and warrants that he did not use a "purchaser's representative" (as that term is used in Regulation D as promulgated by the Securities and Exchange Commission) in connection with the transactions contemplated by this Agreement. The Executive represents and warrants that neither Jordan, Jordan Industries nor any of their respective employees or affiliates has acted as a representative of the Executive in connection with such transactions. The Executive hereby releases Jordan, Jordan Industries, and each of their respective partners, principals, directors, officers, employees, agents and representatives

(collectively, the "Jordan Entities") from and against any claims in respect of the Executive's subscription for the Shares and any related transactions hereunder. The Executive represents and warrants that his decision to acquire the Shares has been made by the Executive independent of any statements, disclosures or judgments as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by any person, including any of the Jordan Entities.

               (b) The Executive acknowledges and represents and warrants to the Company that he has been advised by the Company that (i) the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); (ii) the Shares must be held indefinitely and the Executive must continue to bear the economic risk of the investment in the Shares unless an offer and sale of such Shares is subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available; (iii) there is no established market for the Shares and it is not anticipated that there will be any public market for the Shares in the foreseeable future; (iv) Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any securities of the Company, and the Company has made no covenant to make such Rule available; (v) when and if Shares may be disposed of without registration under the Securities Act in reliance on Rule 144, such disposition can be made only in limited amounts and in accordance with the terms and conditions of such Rule; (vi) if the Rule 144 exemption is not available, public offer or sale without registration will require the availability of an exemption under the Securities Act; (vii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares; and (viii) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Shares.

          2.5. ADDITIONAL INVESTMENT REPRESENTATIONS. The Executive represents and warrants that (a) the Executive's financial situation is such that he can afford to bear the economic risk of holding the Shares for an indefinite period of time, has adequate means for providing for his current needs and personal contingencies, and can afford to suffer complete loss of his investment in the Shares; (b) the Executive's knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of the investment in the Shares as contemplated by this Agreement; (c) the Executive understands that the Shares are a speculative investment which involve a high degree of risk of loss of his investment therein, there are substantial restrictions on the transferability of the Shares, and, on the date hereof and for an indefinite period, there will be no public market for the Shares and, accordingly, it may not be possible for the Executive to liquidate his investment in case of emergency, if at all; (d) in making his decision to acquire the Shares hereby acquired, the Executive has relied upon independent investigations made by him and, to the extent believed by the Executive to be appropriate, his representatives, including his own professional, financial, tax and other advisors; (e) the Executive and his representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and their representatives concerning the terms and conditions of the acquisition of the Shares and to obtain any additional information which the Executive or his representatives deem necessary; (f) the Executive is a management employee of the Company and as such has a high level of familiarity with the business, operations, financial condition and prospect of the Company; and (g) the Executive understands that no dividends are expected to be paid on the Shares in the foreseeable future.

          2.6. SHAREHOLDERS AGREEMENT. The Executive hereby agrees to become a party to the Shareholders Agreement and to be bound by the terms and conditions of the Shareholders Agreement as a "Shareholder" and as a "Holder" thereunder for all purposes thereof (including, without limitation, Articles 4 and 5 thereof), for so long as the Executive owns shares of the Company's Common Stock. The Company and the Executive agree that this Agreement shall constitute a counterpart of the Shareholders Agreement for purposes of Section 9(h) thereof.

          3.   RESTRICTIONS ON TRANSFER.

          3.1. GENERAL RESTRICTIONS ON TRANSFER. (a) The Executive agrees that he will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of ("Transfer") all or any portion of the Shares otherwise than (i) to a Permitted Transferee or (ii) in accordance with the terms of the Plan, this Agreement and the Shareholders Agreement. Notwithstanding this Section 3.1(a), the provisions of Section 4 with regard to the termination of employment of the Executive shall continue in full force and effect and shall apply to the rights contained herein whether then held by the Executive or any transferee of the Executive.

               (b) The Company shall not be required (i) to reflect on its books any purported Transfer of Shares in violation of any of the provisions set forth in this Agreement, (ii) to treat any purported transferee of such Shares as a record owner of such Shares or (iii) to afford such purported transferee any right to vote, or to receive dividends in respect of, such Shares.

          3.2. CERTAIN PERMITTED TRANSFERS. As a condition to any Transfer to a Permitted Transferee, the Permitted Transferee shall execute and deliver to the Company a valid and binding agreement satisfactory to the Company and its legal counsel to the effect that any Shares so Transferred shall continue to be subject to all of the provisions and conditions of this Agreement and that such Permitted Transferee agrees to be jointly and severally bound with the Executive hereby as if an original party hereto; and further provided that no Transfer to any Permitted Transferee shall relieve the Executive of any obligation or liability under this Agreement.

          4.   TERMINATION OF EMPLOYMENT

          (a) If the Executive ceases to be employed by the Company or any of its subsidiaries at any time prior to the completion of the fifth anniversary of January 20, 1998, for any reason other than his death or Disability or termination for Cause, then (i) the Company shall have the right to redeem, for a redemption price equal to $1.00 per Share redeemed, a number of Shares equal to the product of (A) 9.75 MULTIPLIED BY (B) the applicable "Percentage of Shares Redeemable" set forth in the following table based on the number of anniversaries of January 20, 1998 elapsed prior to such employment termination and (ii) all of the Executive's rights and interests hereunder and under the Shareholders Agreement shall automatically and without further action terminate and be of no further force or effect upon any such redemption to the extent relating to any Shares redeemed.

                     Number of Anniversaries of     Percentage of
                     January 20, 1998 Elapsed     Shares Redeemable
                     ------------------------     -----------------
                     less than one                   100.00%

                     one but less than two            77.56%
                     two but less than three          55.13%

                     three but less than four         32.69%

                     four but less than five          10.53%

                     five or more                      0.00%



          (b) If the Executive ceases to be employed by the Company or any of its subsidiaries on account of his death or Disability or, at any time after January 20, 1999 due to any reason other than termination for Cause, then the Company shall have an option (the "Call Option") exercisable upon 30 days notice given at any time within six months after such termination (the "Option Period") to purchase from the Executive all or any portion of his Shares, to the extent remaining after the application of Section 4(a) above, at a purchase price per Share equal to the difference between: (i) the result obtained by taking the greater of:

     (A) the Company's book value (as of the most recent quarterly financial statement of the Company) at the time the Call Option is exercised; or

     (B) four times the Company's earnings before interest and taxes for its last completed fiscal year prior to the date of the exercise of the Call Option less the amount of the Company's funded debt as of the end of such fiscal year (in each case as determined from the most recent annual financial statement of the Company);

divided, in either case, by the number of shares of Common Stock (as hereinafter defined) Outstanding (as hereinafter defined) as at the end of such quarter or year, as the case may be; minus (ii) the quotient of the sum of $17,700,000 plus any accrued and unpaid dividends on the shares of the Preferred Stock (as hereinafter defined) of the Company and Common Stock as of the date of exercise divided by the number of shares of Common Stock Outstanding. The Call Option shall be exercised by the Company by tendering to the Executive the purchase price for his Shares, by certified or official bank check, prior to the expiration of the period of the notice provided above.

The Company at its option may instead deliver a promissory note, payable in three equal annual installments (the first installment shall by payable on the first anniversary of the purchase of such Shares), which note shall be subordinated to all other debt and creditors of the Company, and shall bear interest at 8.0% per annum payable semiannually.

          (c) If the Executive ceases to be employed by the Company or any of its subsidiaries at any time due to termination for Cause, then (A) the Company shall have the right to redeem any or all of the Shares for a redemption price equal to $1.00 per Share redeemed and (B) all of the Executive's rights and interests hereunder and under the Shareholders Agreement shall automatically and without further action terminate and be of no further force or effect upon any such redemption to the extent relating to any Shares redeemed.

          (d) All determinations under this Section 4 shall be made by the Board of Directors (as hereinafter defined), whose decision will be final and binding.

          (e) The Executive shall have a "put" option on the same time and price provisions as the "Call Option".

          5. RIGHT OF SET OFF. The Company shall be entitled to set off and reduce any amounts payable to the Executive upon the purchase of Shares pursuant to Section 4 for any other obligations or liabilities of the Executive to the Company under this Agreement or any other written agreement between the Company and the Executive.

          6.   DEFINITIONS.

               (a) "BOARD OF DIRECTORS" means the Company's Board of Directors or any properly constituted committee thereof.

               (b) "CAUSE" means material injury to the Company resulting from the Executive's gross negligence in the performance of, or the Executive's willful failure after written notice to perform, any of his duties as an employee of the Company; the Executive's willful or intentional injury of the Company; or any act of the Executive involving moral turpitude which results in material injury to the name or the goodwill of the Company.

               (c) "COMMON STOCK" means the Company's common stock, par value $.01 per share, of whatever class, whether voting or non-voting.

               (d) "DISABILITY" means the inability of the Executive to perform substantially his duties to the Company by reason of physical or mental disability or infirmity that, in the reasonable judgment of the Board of Directors, is documented by medical evidence.

               (e) "OUTSTANDING" means, with respect to the Common Stock, the issued and outstanding Common Stock, shares of Common Stock issuable pursuant to options, convertible securities or other rights, and stock appreciation rights in respect of Common Stock.

               (f) "PERMITTED TRANSFEREE" means the Executive's spouse and/or descendants, any trust or similar entity all of the beneficiaries of which are, or a corporation, partnership or limited liability company all of the stockholders, partners or members of which are, the Executive and/or the Executive's spouse and descendants.

               (g) "PREFERRED STOCK" means the Company's preferred stock, of whatever class, whether voting or non-voting.

          7.   MISCELLANEOUS.

          7.1. BINDING EFFECT. The provisions of this Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Neither this Agreement nor any purchase or sale of Shares pursuant hereto shall create, or be construed or deemed to create, any right to employment in favor of the Executive or any other person by the Company or any of its subsidiaries. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

          7.2. SEVERABILITY. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          7.3. AMENDMENT. This Agreement may be amended only by a written instrument signed by the Company and the Executive.

          7.4. NOTICES. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally, sent by registered or certified mail, return receipt requested, postage prepaid or sent by confirmed telecopy and when received if delivered otherwise, to the party to whom it is directed:

               (a)  If to the Company, to it at the following address:

                    Fannie May Holdings, Inc.
                    ArborLake Centre, Suite 550
                    1751 Lake Cook Road
                    Deerfield, Illinois  60015
                    Attention:  Thomas H. Quinn

               (b)  If to the Executive, to him at the following address:

                    Ted A. Shepherd
                    Fannie May Holdings, Inc.
                    1137 W. Jackson Blvd.
                    Chicago, IL 60607

or at such other address as the parties hereto shall have specified by notice in writing to the other parties (provided that such notice of change of address shall be deemed to have been duly given only when actually received).

          7.5. APPLICABLE LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS OF ANY STATE. EACH PARTY AGREES THAT JURISDICTION AND VENUE WILL BE PROPER IN CHICAGO, ILLINOIS AND WAIVES ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. EACH PARTY WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO THE PARTY AT THE ADDRESS SET FORTH IN THIS AGREEMENT, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF ILLINOIS OR THE UNITED STATES. THE CHOICE OF FORUM SET FORTH IN THIS SECTION 7.5 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

          IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, INTERPRETATION OR ENFORCEMENT HEREOF OR ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN THE COMPANY AND THE EXECUTIVE, THE EXECUTIVE, TO THE FULLEST EXTENT THAT HE MAY EFFECTIVELY DO SO, WAIVES ANY RIGHT TO TRIAL BY JURY. THE EXECUTIVE AGREES THAT THIS SECTION
7.5 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE COMPANY WOULD NOT ENTER INTO THIS AGREEMENT IF THIS SECTION 7.5 WERE NOT A PART HEREOF.

          7.6. ARBITRATION. Any dispute between or among the parties to this Agreement relating to or in respect of this Agreement, its negotiation, execution, performance, subject matter, or any course of conduct or dealing or actions under or in respect of this Agreement, including without limitation any claim under the Securities Act, the Securities Exchange Act of 1934, as amended, any other state or federal law relating to securities or fraud or both, shall be submitted to, and resolved exclusively pursuant to, arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. Such arbitration shall take place in Chicago, Illinois. Decisions as to findings of fact pursuant to such arbitration shall be final, conclusive and binding on the parties. Within thirty (30) days following the award of any arbitrator hereunder, any party may apply to a court of competent jurisdiction for a resolution of any questions of law bearing on such award, and no such award shall be binding and enforceable unless the arbitrator's determinations as to such questions of such law have been judicially approved or until the passage of such thirty (30) day period without such application having been made. Any final award shall be enforceable as a judgment of a court of record.

          7.7. INTEGRATION. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, conditions, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter referred to herein and therein.

          7.8. DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

          7.9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          7.10. EXPENSES. Unless otherwise agreed, the Company and the Executive shall each pay their own costs in connection with the preparation, negotiation, execution and delivery of this Agreement and in connection with the issuance of the Shares, including, but not limited to, all transfer taxes, fees or other charges which may be payable in connection with the acquisition or issuance of the Shares pursuant to this Agreement and all costs in connection with the preparation, execution and delivery of any waiver, amendment or consent (whether or not executed) relating to this Agreement, including reasonable fees and disbursements of counsel.

          7.11. RIGHTS CUMULATIVE; WAIVER. The rights and remedies of the Executive and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party's other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          7.12. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto will waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the United States District Court for any District located in the State of Illinois, or, in the event such court would not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

          7.13. LIMITED OBLIGATION. The Executive acknowledges and agrees that the obligations of the Company under this Agreement are solely the obligations of the Company, and that none of the Company's stockholders, directors, officers or lenders will have any obligation or liability, contingent or otherwise, in respect of this Agreement and the subject matter hereof.

                               [signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Executive Subscription Agreement as of the date first above written.


                              FANNIE MAY HOLDINGS, INC.


                              By: /s/ Thomas H. Quinn
                                 ----------------------------
                                 Name:  Thomas H. Quinn
                                       ----------------------
                                 Title: Chairman of the Board
                                       ----------------------





                              /s/ Ted A. Shepherd
                              ------------------------------
                              TED A. SHEPHERD